Exhibit 10.2

BORROWER JOINDER AGREEMENT

This BORROWER JOINDER AGREEMENT (this “Agreement”) dated as of March 23, 2026, is entered into by and among AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2026 (DELAWARE) FUND L.P., a Delaware series limited partnership, acting in respect of its series AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P. – Venture & Growth Equity Series (the “New Borrower”), AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2026 G.P. L.P., a Delaware limited partnership (the “New General Partner”, and together with the New Borrower, the “New Credit Parties”), HSBC BANK USA, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”) and a Lender, and the other banks and financial institutions listed on the signature pages hereto as Lenders.

Reference is made to that certain Revolving Credit Agreement, dated as of June 14, 2019, by and among, inter alios, the Borrowers listed on the signature pages thereto, the General Partners listed on the signature pages thereto, the Lenders and the other banks and financial institutions listed on the signature pages thereto as Lenders (as supplemented by that certain Borrower Joinder Agreement, dated as of June 12, 2020, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 23, 2020, as supplemented by that certain Borrower Joinder Agreement, dated as of May 3, 2021, as amended by that certain Second Amendment to Revolving Credit Agreement, dated as of June 11, 2021, as amended by that certain Joinder and Third Amendment to Revolving Credit Agreement, dated as of July 8, 2021, as supplemented by that certain Lender Assignment and Assumption Agreement, dated as of September 30, 2021, as supplemented by that certain Lender Joinder Agreement, dated as of November 24, 2021, as amended by that certain Fourth Amendment to Revolving Credit Agreement, dated as of February 28, 2022, as supplemented by that certain Borrower Joinder Agreement, dated as of April 25, 2022, as amended by that certain Fifth Amendment to Revolving Credit Agreement, dated as of May 27, 2022, as amended by that certain Sixth Amendment to Revolving Credit Agreement, dated as of June 10, 2022, as amended by that certain Seventh Amendment to Revolving Credit Agreement, dated as of November 10, 2022, as amended by that certain Ninth Amendment to Revolving Credit Agreement, dated as of June 9, 2023, as amended by that certain Tenth Amendment to Revolving Credit Agreement, dated as of November 15, 2023, as amended by that certain Eleventh Amendment to Revolving Credit Agreement, dated as of April 26, 2024, as amended by that certain Twelfth Amendment to Revolving Credit Agreement, dated as of June 6, 2024, as amended by that certain Lender Joinder and Thirteenth Amendment to Revolving Credit Agreement, dated as of August 30, 2024, as amended by that certain Fourteenth Amendment to Revolving Credit Agreement, dated as of November 15, 2024, as amended by that certain Fifteenth Amendment to Revolving Credit Agreement, dated as of February 14, 2025, as amended by that certain Sixteenth Amendment to Revolving Credit Agreement, dated as of May 6, 2025, as amended by that certain Borrower Joinder, Lender Joinder and Seventeenth Amendment to Revolving Credit Agreement dated as of December 8, 2025, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

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RECITALS

WHEREAS, the New Borrower wishes to be added as a Borrower under the Credit Agreement.

WHEREAS, the New General Partner wishes to be added as a General Partner under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2. Joinder to the Credit Agreement and the Fee Letters. Effective as of the Effective Date:

2.1. By signing this Agreement, the New Borrower shall join the Credit Agreement and each Fee Letter as a Borrower and hereby assumes any and all interests, obligations, rights, duties and liabilities in its capacity as a Borrower under the Credit Agreement and each such Fee Letter. All references to the “Borrowers” in the Credit Agreement shall be deemed to include the New Borrower. All references to the “Borrowers” in any Fee Letter shall be deemed to include the New Borrower.

2.2. By signing this Agreement, the New General Partner shall join the Credit Agreement as a General Partner and hereby assumes any and all interests, obligations, rights, duties and liabilities in its capacity as a General Partner under the Credit Agreement. All references to the “General Partner” in the Credit Agreement shall be deemed to include the New General Partner.

2.3. Schedule I to the Credit Agreement is hereby replaced in its entirety with the new Schedule I attached hereto (the “Updated Schedule I”). All references to “Schedule I” in the Credit Agreement shall be deemed to refer to the Updated Schedule I.

2.4. Schedule III to the Credit Agreement is hereby replaced in its entirety with the new Schedule III attached hereto (the “Updated Schedule III”). All references to “Schedule III” in the Credit Agreement shall be deemed to refer to the Updated Schedule III.

2.5. Schedule IV to the Credit Agreement is hereby replaced in its entirety with the new Schedule IV attached hereto (the “Updated Schedule IV”). All references to “Schedule IV” in the Credit Agreement shall be deemed to refer to the Updated Schedule IV.

SECTION 3. Conditions Precedent. Section 2 hereof shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received:

3.1 this Agreement, executed and delivered by each of the parties hereto;

3.2 each Note duly executed and delivered by the New Borrower to the requesting Lenders in accordance with Section 3.1 of the Credit Agreement and dated the date hereof;

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3.3 the Borrower Security Agreement duly executed and delivered by the New Borrower and the New General Partner, in favor of the Administrative Agent;

3.4 the Collateral Account Pledge, duly executed and delivered by the New Borrower in favor of the Administrative Agent;

3.5 a Borrower Control Agreement, duly executed and delivered by the New Borrower, the Administrative Agent and the Account Bank;

3.6 searches of filings in the applicable filing offices and new Filings in connection with the security interests granted by the New Credit Parties, and reasonably acceptable to the Administrative Agent;

3.7 a certificate from a Responsible Officer of each of the New Credit Parties substantially in the form of Exhibit M to the Credit Agreement and dated the date hereof;

3.8 (i) such information and documentation as is requested by the Lenders so that each of the New Credit Parties has become KYC Compliant; and (ii) with respect to the New Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the New Borrower;

3.9 true and complete copies of the Constituent Documents of the New Credit Parties, incumbency, and certified resolutions authorizing its entry into the transactions contemplated in the Credit Agreement and in each other Loan Document to which it is a party, each as in effect on the Effective Date and reasonably satisfactory to the Administrative Agent together with certificates of existence, good standing (or other similar instruments) dated as of a recent date;

3.10 a favorable opinion of counsel with respect to each New Credit Party, reasonably satisfactory to the Administrative Agent and dated the date hereof; and

3.11 payment of all fees and other amounts due and payable on or prior to the date hereof, including, without limitation, the fees and disbursements invoiced at least two (2) Business Days prior to the date hereof of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP.

SECTION 4. Miscellaneous.

4.1. Covenants, Representations and Warranties. Upon the effectiveness of this Agreement, the New Credit Parties, by joining the Credit Agreement as evidenced by its signature below, make all covenants and, in all material respects, representations and warranties made by a Borrower (in the case of the New Borrower) and a General Partner (in the case of the New General Partner) in the Credit Agreement (except to the extent of changes in facts or circumstances that have been disclosed in writing to the Administrative Agent and do not constitute an Event of Default or a Potential Default) and agree that all such covenants, representations and warranties shall be deemed to have been made as of the Effective Date of this Agreement (except where any such representations and warranties speak to a particular date).

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4.2. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. Reference is hereby made to Section 12.8 of the Credit Agreement which is hereby incorporated by reference in this Agreement as if fully set forth herein.

4.3. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.4. Headings. Section headings in this Agreement are for reference only and shall in no way affect the interpretation of this Agreement.

4.5. Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile, electronic mail (including .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or in portable document format), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

4.6. Loan Document. This Agreement is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents shall be deemed to include this Agreement.

4.7. Effect on Credit Agreement. Except as specifically updated above, the Credit Agreement, each Fee Letter and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow]

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IN WITNESS WHEREOF, each of the New Borrower and the New General Partner has caused this Agreement to be executed by its officers thereunto duly authorized as of the date specified thereon.

NEW BORROWER:

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2026 (DELAWARE) FUND L.P., a Delaware series limited partnership, acting in respect of its series AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P. – Venture & Growth Equity Series

By:	AB-Abbott Private Equity Solutions 2026 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte Title: VP/Vice President and Treasurer of AB-PCI

NEW GENERAL PARTNER:

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2026 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Joinder Agreement (AB PES 2026)

Accepted and Approved:

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Daniel Gonzalez
Name: Daniel Gonzalez
Title: Vice President

HSBC – AB Umbrella – Joinder Agreement (AB PES 2026)

LENDERS:

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kieran Patel
Name: Kieran Patel
Title: Managing Director

HSBC – AB Umbrella – Joinder Agreement (AB PES 2026)

CATHAY BANK, as a Lender

By:	/s/ Kenneth Xu
Name:	Kenneth Xu
Title:	First Vice President

HSBC – AB Umbrella – Joinder Agreement (AB PES 2026)

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ Sumit K. Jain
Name: Sumit K. Jain
Title: Vice President

HSBC – AB Umbrella – Joinder Agreement (AB PES 2026)

BANKUNITED, N.A., as a Lender

By:	/s/ George Manchenko
Name: George Manchenko
Title: SVP

HSBC – AB Umbrella – Joinder Agreement (AB PES 2026)

Acknowledged and Approved:

EXISTING BORROWERS:

AB-ABBOTT PRIVATE EQUITY INVESTORS 2019 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Investors G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY INVESTORS 2020 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Investors 2020 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2021 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2021 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Joinder Agreement (AB PES 2026)

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2022 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2022 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2023 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2023 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2024 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2024 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Joinder Agreement (AB PES 2026)

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2025 (DELAWARE) FUND L.P., a Delaware limited partnership

By:	AB-Abbott Private Equity Solutions 2025 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING FUND, L.P., a Delaware limited partnership

By:	AB Private Credit Investors Middle Market Direct Lending G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB PRIVATE CREDIT INVESTORS CORPORATION, a Maryland Corporation

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING FUND II, L.P., a Delaware limited partnership

By:	AB Private Credit Investors Middle Market Direct Lending G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Joinder Agreement (AB PES 2026)

EXISTING GENERAL PARTNERS:

AB-ABBOTT PRIVATE EQUITY INVESTORS G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY INVESTORS 2020 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2021 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2022 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Joinder Agreement (AB PES 2026)

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2023 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2024 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2025 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Joinder Agreement (AB PES 2026)

SCHEDULE I

Credit Party Information

AIV Borrowers: N/A

Parallel Fund Borrowers: N/A

Credit Party Collateral Accounts

[Intentionally Omitted]

Constituent Documents

Document Description	Credit Party

First Amended and Restated Agreement of Limited Partnership dated February 28, 2019, by and among AB-Abbott Private Equity Investors G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.

First Amended and Restated Agreement of Limited Partnership dated January 2, 2020, by and among AB-Abbott Private Equity Investors 2020 G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.

First Amended and Restated Agreement of Limited Partnership dated January 19, 2021, by and among AB-Abbott Private Equity Solutions 2021 G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.

Articles of Incorporation dated February 6, 2016, as amended by the Amended Articles of Incorporation dated April 22, 2016, as amended by the Articles of Amendment and Restatement dated August 7, 2017, as amended by the Articles of Amendment dated September 14, 2021	AB Private Credit Investors Corporation

Sixth Amended and Restated Agreement of Limited Partnership dated January 1, 2022, by and among AB Private Credit Investors Middle Market Direct Lending G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB Private Credit Investors Middle Market Direct Lending Fund, L.P.

First Amended and Restated Agreement of Limited Partnership dated February 16, 2022, by and among AB-Abbott Private Equity Solutions 2022 G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.

First Amended and Restated Agreement of Limited Partnership dated January 12, 2023, by and among AB-Abbott Private Equity Solutions 2023 G.P. L.P., as the general partner, and each other person admitted thereto as a limited partner	AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.

First Amended and Restated Agreement of Limited Partnership, dated December 5, 2023, by and among AB-Abbott Private Equity Solutions 2024 G.P. L.P., as the general partner, and each other person admitted thereto as a limited partner	AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.

First Amended and Restated Agreement of Limited Partnership, dated December 13, 2024, by and among AB-Abbott Private Equity Solutions 2025 G.P. L.P., as the general partner, and each other person admitted thereto as a limited partner	AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.

Amended and Restated Agreement of Limited Partnership dated as of May 11, 2018, by and among AB Private Credit Investors Middle Market Direct Lending G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB Private Credit Investors Middle Market Direct Lending Fund II, L.P.

Amended and Restated Agreement of Limited Partnership dated as of May 11, 2018, by and among AB Private Credit Investors Middle Market Direct Lending G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB Private Credit Investors Middle Market Direct Lending Fund II Feeder, L.P.

First Amended and Restated Agreement of Limited Partnership dated as of March 2, 2026, by and among AB-Abbott Private Equity Solutions 2026 G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P.

Series Addendum, dated March 2, 2026	AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P. – Venture & Growth Equity Series

Principal Place of Business

Principal Place of Business	Credit Party

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Investors G.P. L.P.

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Investors 2020 G.P. L.P.

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Solutions 2021 G.P. L.P.

1345 Avenue of the Americas New York, NY 10105	AB Private Credit Investors Middle Market Direct Lending Fund, L.P.

1345 Avenue of the Americas New York, NY 10105	AB Private Credit Investors Middle Market Direct Lending G.P. L.P.

1345 Avenue of the Americas New York, NY 10105	AB Private Credit Investors Corporation

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2022 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2023 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2024 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2025 G.P. L.P.

1345 Avenue of the Americas New York, NY 10105	AB Private Credit Investors Middle Market Direct Lending Fund II, L.P.

1345 Avenue of the Americas New York, NY 10105	AB Private Credit Investors Middle Market Direct Lending Fund II, LLC

1345 Avenue of the Americas New York, NY 10105	AB Private Credit Investors Middle Market Direct Lending Fund II Feeder, L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbot Private Equity Solutions 2026 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P., acting in respect of its series AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P. – Venture & Growth Equity Series

Jurisdictions of Formation

Jurisdiction of Formation	Credit Party

Delaware	AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Investors G.P. L.P.

Delaware	AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Investors 2020 G.P. L.P.

Delaware	AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Solutions 2021 G.P. L.P.

Delaware	AB Private Credit Investors Middle Market Direct Lending Fund, L.P.

Delaware	AB Private Credit Investors Middle Market Direct Lending G.P. L.P.

Maryland	AB Private Credit Investors Corporation

Delaware	AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Solutions 2022 G.P. L.P.

Delaware	AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Solutions 2023 G.P. L.P.

Delaware	AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Solutions 2024 G.P. L.P.

Delaware	AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Solutions 2025 G.P. L.P.

Delaware	AB Private Credit Investors Middle Market Direct Lending Fund II, L.P.

Delaware	AB Private Credit Investors Middle Market Direct Lending Fund II, LLC

Delaware	AB Private Credit Investors Middle Market Direct Lending Fund II Feeder, L.P.

Delaware	AB-Abbott Private Equity Solutions 2026 G.P. L.P.

Delaware	AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P., acting in respect of its series AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P. – Venture & Growth Equity Series

Notice Information

Notice Information	Credit Party

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Investors G.P. L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Investors 2020 G.P. L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Solutions 2021 G.P. L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB Private Credit Investors Middle Market Direct Lending Fund, L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB Private Credit Investors Middle Market Direct Lending G.P. L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB Private Credit Investors Corporation

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2022 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2023 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2024 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2025 G.P. L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB Private Credit Investors Middle Market Direct Lending Fund II, L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB Private Credit Investors Middle Market Direct Lending Fund II, LLC

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB Private Credit Investors Middle Market Direct Lending Fund II Feeder, L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2026 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P., acting in respect of its series AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P. – Venture & Growth Equity Series

Fund Groups

•	AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.

•	AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.

•	AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.

•	AB Private Credit Investors Corporation

•	AB Private Credit Investors Middle Market Direct Lending Fund L.P.

•	AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.

•	AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.

•	AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.

•	AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.

•	AB Private Credit Investors Middle Market Direct Lending Fund II, L.P.

•	AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P., acting in respect of its series AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P. – Venture & Growth Equity Series

SCHEDULE III

Fund Group Facility Sublimits

Borrower	Commitment
AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.	$2,000,000
AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.	$3,000,000
AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.	$8,000,000
AB Private Credit Investors Corporation	$35,000,000
AB Private Credit Investors Middle Market Direct Lending Fund, L.P.	$250,000,000
AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.	$10,000,000
AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.	$12,000,000
AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.	$20,000,000
AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.	$15,000,000
AB Private Credit Investors Middle Market Direct Lending Fund II, L.P.	$80,000,000
AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P., acting in respect of its series AB-Abbott Private Equity Solutions 2026 (Delaware) Fund L.P. – Venture and Growth Equity Series	$15,000,000

Total:	$450,000,000

SCHEDULE IV

Credit Party Organizational Structure

[Attached]